Exhibit 99.1

28th Annual J.P. Morgan Healthcare Conference January 11, 2010

Disclosure This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Select Medical At A Glance Leading Provider of Post-Acute Care in the United States 89 LTAC Hospitals with 3,770 beds in 25 States 6 Inpatient Rehab Facilities (IRF) and 1 Rehab Unit with 483 beds in 4 States 968 Outpatient Rehab Clinics in 37 States and the District of Columbia 22,500 Employees in the United States $2.2 Billion Net Revenue LTM Sept. 30, 2009 $319 Million Adjusted EBITDA LTM Sept. 30, 20091 Note: All statistics as of 30-Sep-09, updated to include statistics for SSM Rehab JV. 1 See slide 21 for non-GAAP reconciliation

Complementary Business Segments Well-Positioned in the Post-Acute Continuum of Care

Significant Scale and Breadth... Note: As of September 30, 2009, updated to include facilities for SSM Rehab JV. Leading Provider of Post-Acute Care in the United States LTAC 89 hospitals 25 states Inpatient Rehab 7 hospitals/units 4 states Outpatient Rehab 968 clinics 37 states and District of Columbia

Balanced Payor Mix Specialty Payor Mix Outpatient Payor Mix Overall Payor Mix (2005 - YTD 9/09) Commercial Payors and Other 90% Medicare/ Medicaid 10% Commercial & Other Medicare East 34 66 West Medicare/ Medicaid 66% Commercial Payors and Other 34% 2005 2006 2007 2008 YTD 9/09 Medicare/Medicaid 0.585 0.55 0.503 0.483 0.49 Commerical Payors and Other 0.415 0.45 0.497 0.517 0.51

(2003) (1999) 1998 2000 2002 2004 2006 2008 LTM-Sep. 2009 149 806 1127 1602 1851 2153 2213 Strong Track Record of Growth Company has Struck the Right Balance of Both Organic and Acquisitive Growth De Novo - 62 specialty hospitals and 272 outpatient clinics opened since inception Acquisitions - 61 specialty hospitals acquired since inception ATH and Intensiva (1998) LBO (2005) Outpatient Division (2007) IPO (2001) Founded (Nov 1996) (2005) IPO (2009) (2009)

Operating Strategy Leading Operator through Proven and Effective Strategies Centralization Margin Improvement Growth Through Development Centralize functions Coding Collections HR, Accounting, and Legal Monitor staffing levels Maximize group purchasing discounts Optimize payor contracts Increase commercial volume Make opportunistic acquisitions Draw on reputation for JV and de novo development Expand into existing and contiguous markets

Growth Strategy LTAC - maturing of new hospitals Inpatient Rehab - Joint Venture/Acquisition opportunities Outpatient Rehab - margin improvement

Specialty Hospital Profile Hospital-in-Hospital 66 (2,346 beds) Freestanding 22 (1,424 beds) Managed 1 Long-Term Acute Care Inpatient Rehab Freestanding 4 (371 beds) Hospital-in-Hospital 2 ( 92 beds) Hospital Units 1 ( 20 beds) Note: Hospitals and bed counts as of Sep. 30, 2009, updated to include SSM Rehab JV New Hospitals Added 2008-09 ? 10 LTACs and 1 Rehab Adjusted EBITDA 2008 ($25.0) M Adjusted EBITDA YTD Sep. 2009 ($ 1.3) M

Inpatient Rehab Facility JV Strategy Potential IRF JV Partner Profile Leading healthcare systems and/or university hospitals Services Provided: Rehab Annual Revenue: > $1 billion Beds: > 400 Patient Volume: High Geography: > 750,000 population

SSM Rehab Joint Venture The Partners SSM Health Care St. Louis network with seven acute care hospitals, 12,000 employees, 2,500 staff physicians Select Medical 51% owner of joint venture with management responsibility The Services 80 inpatient rehab beds 33 outpatient locations (18 SSM, 15 Select) 6 contract therapy locations/4 onsite rehab locations 3 occupational health clinics The Future Construction of new 60 bed facility on SSM DePaul Campus (will expand bed capacity to 95 upon completion) Expansion of rehab services to network

Outpatient Strategy Continue to expand former HealthSouth clinics' EBITDA margins 2008 EBITDA margin differential - greater than 7% YTD 2009 EBITDA margin differential - greater than 5% Former HealthSouth clinics' revenue - greater than $200M Contract renewals Lease renewals

Regulatory Environment Inpatient Rehab - stable Outpatient Rehab - stable Long Term Care Hospitals - stable through 2010

LTAC Hospital Regulatory Environment MMSEA 2007 - expiration December 2010 Hospital in Hospital Rules - suspended at 50% Very Short Stay Outlier Rule - suspended Moratorium or new LTAC hospital licenses Extension through 2011/2012 Senate Bill 935 House Bill 2124

Historical Financial Overview Revenue Specialty Outpatient 2006 1378.5 470.4 2007 1386.41 603.413 2008 1488.412 664.76 LTM 30-Sep 2009 1540 673 Segment Net Revenue $2,213 $2,153 $1,989 $1,849 ($ in millions) Note: Does not account for general and administrative services and non-healthcare services, which accounted for $2.6, $1.8, $0.2 and $0.2 million for 2006, 2007, 2008 and LTM respectively

Revenue Specialty Outpatient Total 2006 283.27 64.823 348.09 2007 217.175 75.437 292 2008 236.388 77.279 313 LTM 30-Sep 2009 281 85 366 Historical Financial Overview Segment Adjusted EBITDA Note: Does not account for general and administrative services and non-healthcare services, which accounted for $(40), $(38), $(43) and $(47) for 2006, 2007, 2008 and LTM respectively ($ in millions)

Free Cash Flow Revenue Free Cash Flow 2006 72.6 2007 -80.1 2008 50.9 LTM 30-Sep 2009 111 Free Cash Flow1 Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment 1 See slide 21 for non-GAAP reconciliation Intense Focus on Free Cash Flow Generation ($ in millions)

2010 Financial Guidance Revenue - $2,380 - $2,420 million EBITDA - $360 - $370 million Capital spending of $50 - $60 million Free cash flow of $120 million

Key Investment Highlights Complementary businesses in attractive market segments High quality operator with significant scale and breadth Strong track record of growth through acquisitions, de novos and JVs Balanced payor mix and well-positioned for healthcare reform Experienced management team with proven track record of successfully operating in challenging environments Solid financial position with strong cash flow and earnings visibility

9-Months Ended 9-Months Ended LTM 31-Dec-06 31-Dec-07 31-Dec-08 30-Sep-08 30-Sep-09 30-Sep-09 Income from Operations $ 258 $ 194 $ 196 $ 139 $ 166 $ 223 (+) Depreciation and Amortization 47 57 72 53 53 72 EBITDA 305 251 268 192 219 295 (+) Stock Based Compensation 4 4 2 1 23 24 Adjusted EBITDA 308 255 270 193 242 319 Net Cash Provided by Operating Activities $ 228 $ 86 $ 107 $ 34 $ 93 $ 167 (-) Purchase of Property and Equipment 155 166 56 36 35 56 Free Cash Flow 73 (80) 51 (2) 58 111 Non-GAAP Reconciliation ($ in millions)